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                                                                    Exhibit 10.4

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into as of this 28th day of March, 2003 by and among ERI Investments, Inc., a Delaware corporation ("ERI"), Equitable Production Company, a Pennsylvania corporation and wholly owned subsidiary of ERI ("PRODUCTION"), and NORESCO Holdings, Inc., a Delaware corporation and wholly owned subsidiary of ERI ("NORESCO", and together with Production, the "ERI SUBSIDIARIES").

                                   WITNESSETH

         WHEREAS, ERI directly owns 13,911,152 shares of Common Stock, par value $0.01 per share, of Westport Resources Corporation, a Nevada corporation ("WRC"); and

         WHEREAS, ERI desires to contribute to the capital of the ERI Subsidiaries 905,000 shares of Common Stock of WRC (the "SHARES"), and the ERI Subsidiaries desire to accept the capital contribution of the Shares pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements made herein, the receipt, adequacy and legal sufficiency of which is hereby acknowledged, intending to be legally bound, the parties hereby agree as follows:

         1. RECITATIONS. The recitations set forth hereinabove are true, correct and incorporated herein by reference.

         2. SHARES. ERI hereby transfers all of its right, title and interest to the Shares to the capital of the ERI Subsidiaries as follows: 575,000 of the Shares to Production and 330,000 of the Shares to NORESCO.

         3. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any party or set of circumstances is held invalid, the remainder of this Agreement and the application of such provision to the other parties or set of circumstances shall not be affected, unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         4. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         5. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only be a written instrument signed by all of the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver by any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which either party may otherwise have at law or in equity.

         6. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law provisions thereof.


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         7. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.

         8. COUNTERPARTS. This Agreement may be executed in any number- of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall be considered but one in the same document.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned have executed this Contribution
Agreement as of the date first above written.



                                     ERI INVESTMENTS, INC.



                                     By:  /s/ Kenneth J. Kubacki
                                        ---------------------------------------
                                           Name:    KENNETH J. KUBACKI
                                           Title:   VICE PRESIDENT

                                     EQUITABLE PRODUCTION COMPANY



                                     By: /s/ Philip P. Conti
                                        ---------------------------------------
                                           Name:    PHILIP P. CONTI
                                           Title:   ASST. TREASURER

                                     NORESCO HOLDINGS, INC.



                                     By:  /s/ Philip P. Conti
                                         --------------------------------------
                                           Name:    PHILIP P. CONTI
                                           Title:   ASST. TREASURER

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